EXHIBIT INDEX

EXHIBIT NUMBER



(10) MATERIAL CONTRACTS

(11) STATEMENT RE: COMPUTATION OF PER SHARE EARNINGS.



(21) SUBSIDIARIES OF THE REGISTRANT.



 (27) FINANCIAL DATA SCHEDULE (REQUIRED FOR ELECTRONIC FILING ONLY).

                              EMPLOYMENT AGREEMENT

                                     BETWEEN

                                  ANACOMP, INC.

                                   ("ANACOMP")

                             with offices located at

                           11550 North Meridian Street

                                    Suite 600

                              Carmel, Indiana 46032

                                       and

                                 Ray L. Dicasali

                                  ("EMPLOYEE")

                         Date of Agreement: May 15, 1996

                    Effective Date of Agreement: May 15, 1996

          Date of Expiration of First Initial Term: September 30, 1998

                              EMPLOYMENT AGREEMENT



         This Agreement is entered into between ANACOMP, INC. or any of its subsidiaries or affiliates (herein referred to as "ANACOMP") and EMPLOYEE. The full identification of each party, date of Agreement, effective date of Agreement, and date of expiration of Agreement are all included on the cover sheet immediately preceding this page which is incorporated herein by this reference. The following conditions and terms shall apply:



                                    ARTICLE I



                         Merger of All Prior Agreements



         This Agreement shall supersede and terminate all prior employment contracts and agreements between EMPLOYEE and ANACOMP.



                                   ARTICLE II



                   Scope and Term of Employment, Compensation



         ANACOMP and EMPLOYEE mutually agree that Addendum I, attached hereto and incorporated herein by this reference, is intended to define the scope of employment, base salary, incentive compensation, and responsibility assignments.



         Subject always to termination provisions as provided elsewhere in this Agreement, the term of this Agreement shall begin on the Effective Date of Agreement and shall terminate on the Date of Expiration of Agreement, both as shown on the cover sheet. Unless otherwise terminated as provided elsewhere herein, this Agreement shall automatically renew after expiration date on an annual basis unless either party gives the other party thirty (30) days written notice requesting that said Agreement not be renewed. If this Agreement is not renewed and EMPLOYEE continues working beyond Termination Date, said employment shall be on a month-to-month basis. If, at the expiration of the original 3-year term or any renewal term, ANACOMP declines to renew this Agreement, EMPLOYEE shall be entitled to all benefits due him under this Agreement and not previously paid him and, unless the parties agree on a different amount, to a severance allowance equal to twelve months' total compensation payable in a lump sum or bi-weekly at EMPLOYEE'S option, and health benefits until other employment is secured or for twelve months, whichever is sooner.



         Compensation is confidential and is to be discussed only with the officers of ANACOMP, as required.



                                   ARTICLE III



                                 Fringe Benefits



         In addition to the regular compensation, EMPLOYEE shall be entitled to the normally available employee fringe benefits including regular holidays, vacations and health insurance. ANACOMP, however, reserves the right to change or alter these fringe benefits from time to time with the understanding that the EMPLOYEE will be treated on an equal basis with other employees of similar status.



                                   ARTICLE IV



                              Insurance on Employee



         EMPLOYEE agrees that ANACOMP may, at its option and expense, obtain life insurance on the life of the EMPLOYEE and the ownership of all such policies and the proceeds therefrom shall be the sole property of ANACOMP.



         EMPLOYEE agrees to undergo a routine physical examination for insurance purposes within fifteen (15) days upon the request and at the expense of ANACOMP.



                                    ARTICLE V



                             Termination and Damages



         The parties agree that the EMPLOYEE'S employment (the "Employment") may be terminated as follows:



1.       Without Cause

                  The Employment may be terminated by ANACOMP at any time without cause by giving EMPLOYEE written notice.



2.       With Cause

                  ANACOMP may immediately terminate the Employment at any time for cause upon written notice to the EMPLOYEE specifying the cause and effective date of termination. As used in this section, "cause" shall mean:



                  (a) Inability of EMPLOYEE, as determined by ANACOMP, to perform EMPLOYEE'S assigned duties on a full-time basis for any continuous period of one hundred twenty (120) days or a total of one hundred eighty (180) days in any twelve (12) month period, which period shall commence on the initial date of this contract and every anniversary date thereof.



                  (b) The willful and continued failure by EMPLOYEE substantially to perform his duties and obligations or the willful engagement by EMPLOYEE in misconduct which is materially injurious to ANACOMP, monetarily or otherwise. For purposes of this subsection, no act or failure to act on EMPLOYEE'S part shall be considered "willful" unless done or omitted to be done by EMPLOYEE in bad faith and without reasonable belief that his action or omission was in the best interests of ANACOMP.



3.       Death

                  Death of an EMPLOYEE shall automatically terminate this Agreement but any remedies ANACOMP may have against the estate of this EMPLOYEE shall survive.



4.       Resignation

                  EMPLOYEE may terminate the Employment at any time by giving ANACOMP written notice of his intention to resign.



5.       Demotion, Transfer or Reduction in Compensation

                  A demotion, a transfer or a reduction in compensation may, in EMPLOYEE'S sole discretion, be deemed a termination of the Employment.



6.       Merger, Consolidation or Change in Control

                  If either of the following events occur:



                  (a) Substantially all of the assets of ANACOMP are sold or ANACOMP is consolidated or merged with another corporation wherein stock of ANACOMP is exchanged for stock and/or securities of another corporation; or

                  (b) There is a change of control of ANACOMP of a nature that would be required to be reported in response to Item 5(f) of Schedule 14A of Regulation 14A promulgated under the Securities Exchange Act of 1934 as in effect on the date thereof; provided that, without limitation, such a change in control shall be deemed to have occurred if (i) any person (as such term is used in Section 13(d) and 14(d)(2) of the Exchange Act) is or becomes the beneficial holder directly or indirectly, of securities of ANACOMP representing 25% or more of the combined voting power of ANACOMP'S then outstanding securities, or (ii) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board of Directors of ANACOMP cease for any reason to constitute a majority thereof, unless the election or nomination for election by ANACOMP'S shareholders of each new director was approved by a vote of at least 2/3 of the directors then still in office who were directors at the beginning of such period;



                  then in any such event, the EMPLOYEE shall continue to have the benefit of and be subject to Section 1-5 of this Article V.



                                   ARTICLE VI



                    Payment and Obligations After Termination



         If the Employment is terminated by ANACOMP for cause or the Employment is terminated by EMPLOYEE'S resignation, EMPLOYEE shall be paid only that part of EMPLOYEE'S base salary accrued to the date of termination and EMPLOYEE shall not be entitled to any month-end or year-end bonus not already paid or fully earned except and to the extent required by law. If the Employment is terminated due to the death or total and permanent disability of EMPLOYEE, in addition to his base salary accrued to the date of termination, bonuses shall be paid on a pro rata basis computed through the date of termination. If the Employment is terminated without cause or the EMPLOYEE deems a termination to have occurred due to a demotion, transfer or reduction in compensation, EMPLOYEE shall be entitled to termination pay equal to twelve months' total compensation payable in a lump sum or bi-weekly at EMPLOYEE'S option, and health benefits until other employment is secured or for twelve months, whichever is sooner, and all his existing options to acquire ANACOMP Common Stock shall immediately vest. All termination payments shall be made within forty-five (45) days after termination. All termination payments made pursuant to this Article VI or
Article V shall be in full and complete payment of any and all claims EMPLOYEE may have regarding his employment or termination and EMPLOYEE hereby expressly waives all rights he may have to any other payments.



         EMPLOYEE agrees to return all property of ANACOMP, including, but not limited to details of equipment, prices, specifications, programs, customer and prospective customer lists, and any other proprietary data or objects acquired through the EMPLOYEE'S employment with ANACOMP, within seven (7) days upon the termination of employment, whether said termination be with or without cause.



                                   ARTICLE VII



                    Restrictive Covenant and Non-Competition

                           Inventions and Improvements

                            Confidential Information



         EMPLOYEE and ANACOMP shall enter into "CONFIDENTIALITY, NON-COMPETITION AND NON-DISCLOSURE AGREEMENT" in the form attached hereto as Addendum II. In the event of any conflict between the terms of this Agreement and such Covenant, this Agreement shall govern.



         The provisions of this Article shall not prevent EMPLOYEE from complying with the terms of this Employment Agreement with ANACOMP nor from owning any shares of stock of any competitor of ANACOMP so long as such shares are regularly traded on a recognized security exchange or are listed for trade by NASDAQ in the Over-the-Counter Market.





                                  ARTICLE VIII



                         Warranties and Representations



         EMPLOYEE hereby warrants and represents as follows:



         (1) That the execution of this Agreement and the discharge of EMPLOYEE'S obligations hereunder will not breach or conflict with any other contract, agreement or understanding between EMPLOYEE and any other party or parties.



         (2) That EMPLOYEE has ideas, information and know-how relating to the type of business conducted by ANACOMP and EMPLOYEE'S disclosure of such ideas, information and know-how to ANACOMP will not conflict with or violate the rights of any third party or parties with respect thereto.



                                   ARTICLE IX



                                    Remedies



         The parties agree that the remedy for breach of this Agreement shall include actions in equity for injunctive relief as well as money damages. The remedies given to or reserved by ANACOMP hereunder shall be cumulative and not exclusive of any other remedy available under law.



                                    ARTICLE X



                                    No Waiver



         The failure of EMPLOYER to terminate this Agreement for the breach of any condition or covenant herein by the EMPLOYEE shall not affect EMPLOYER'S right to terminate for subsequent breaches of the same or other conditions or covenants. The failure or either party to enforce at any time or for any period of time any of the provisions of this Agreement shall not be construed as a waiver of such provisions or of the right of the party thereafter to enforce each and every such provision.





                                   ARTICLE XI



                                     Benefit



         This Agreement shall bind, benefit,  and be enforceable by ANACOMP, its
successors  and  assigns,   and  by  EMPLOYEE,   EMPLOYEE'S  heirs,   executors,
administrators, and legal representatives.



                                   ARTICLE XII



                                  Severability



         Should any provision of the Agreement not be enforceable in any jurisdiction, the remainder of the Agreement shall not be affected thereby.



                                  ARTICLE XIII



                                    Survival



         The obligations contained in Articles VI and VII shall survive the termination of this Agreement.





         IN WITNESS WHEREOF, the parties hereto have executed or caused this Agreement to be executed as of the day, month and year stated on the cover page of this Agreement, which Agreement shall be effective only upon approval by ANACOMP, INC., as evidenced by the authorized signature of an officer of ANACOMP below.



APPROVED BY:

ANACOMP, INC...............                 EMPLOYEE:



By: /P. Lang Lowrey/.......                          /Ray L. Dicasali/

                                   ADDENDUM I



                                       TO



                     EMPLOYMENT AGREEMENT DATED MAY 15, 1996



                                     BETWEEN



                            ANACOMP, INC. ("ANACOMP")



                        AND RAY L. DICASALI ("EMPLOYEE")





Scope of Employment



         ANACOMP employs the EMPLOYEE in the capacity of Senior Vice President and Chief Technology Officer.



Assigned Responsibilities



         EMPLOYEE is responsible for managing Anacomp's corporate information systems on a worldwide basis; providing leadership and support in the development of data automation systems for Anacomp's data centers; managing Anacomp's engineering department; and advising the Company on technology opportunities.



Base Salary



         For all services rendered by EMPLOYEE under this Agreement, EMPLOYEE shall receive a minimum Base Salary of $200,000 per year for fiscal year 1996, ending September 30, 1996. For fiscal year 1997, beginning October 1, 1996, the base salary will be $166,250. Base Salary will be reviewed at the beginning of each fiscal year



Incentive Compensation



Bonus



         In addition to Base Salary, EMPLOYEE shall receive for FY1996 a $12,500 year-end bonus if Company makes its EBIT goal. For FY1997, EMPLOYEE will be under the Key Employee II Plan: $47,500 paid 1/12 monthly as a percent of year-to-date goals (70% Company EBIT, 30% Company Revenue); $23,750 paid at year-end if Company meets its EBIT goal. The annual bonus and objectives shall be established at the beginning of each fiscal year.



One-Time Bonuses



Contract Signing Bonus - $12,500 payable May 15, 1996

Relocation Bonus - $12,500 payable October 1, 1996



ANACOMP, INC...............                 EMPLOYEE



By: /P. Lang Lowrey/.......                          /Ray L. Dicasali/

                                                        ADDENDUM II



          CONFIDENTIALITY, NON-COMPETITION AND NON-DISCLOSURE AGREEMENT





In consideration of the employment or continued employment of Employee by Anacomp, Inc. and its successors, assigns, subsidiaries, or duly authorized representatives (hereinafter collectively referred to as "Anacomp") and of the award of an option for the purchase of 25,000 shares of Anacomp, Inc. Common Stock, par value $.01 per share, at a price of $4.63 per share (price to be set on the date of award by Anacomp's Board of Directors), Employee hereby agrees as follows:



1. Confidentiality and Trade Secrets. The Employee recognizes and acknowledges that during the course of his/her employment, he/she will have access to and become acquainted with confidential, trade secret and proprietary information about Anacomp's businesses and customers (hereinafter collectively referred to as the "Protected Information"). The parties hereto recognize that the Protected Information available to Employee may pertain both to customers and accounts handled by Employee personally as well as accounts with which Employee is not personally involved. The parties agree that all Protected Information constitutes a trade secret of Anacomp. Protected Information may include, but is not limited to, the names, addresses, and requirements of any customer or prospective customer of Anacomp; the terms (including price terms) of contractual relations with such customers; special requirements of such customers; the identities of individual contacts at such customers; and any other information relating to Anacomp's research, operations, business relationships, engineering data or results, specifications, concepts, methods, processes, rates or schedules, vendor information, products or services (including prices, costs, sales or content), financial information or measures, business methods, future business plans, data bases, computer programs, designs, models, operating procedures, and knowledge of the organization. The Employee recognizes and acknowledges that all of the Protected Information is valuable, special and essential to the successful and effective conduct of Anacomp's business. Therefore, the Employee shall not, during his/her employment with Anacomp or at any time thereafter, regardless of the reasons for leaving that employment, use, disclose or communicate, directly or indirectly, any Protected Information to any third party for any reason or purpose whatsoever, except as required in the course of his/her employment with Anacomp. Further, upon the termination of his/her employment with Anacomp, for any reason whatsoever, Employee shall promptly return any and all copies of any written material, documents, computer hardware and software, tools and equipment belonging to Anacomp or relating to the business of Anacomp in his/her possession.



2.       Non-Competition.



         2.1 Non-Competition While an Employee or Consultant. While an employee of Anacomp, or as a consultant to Anacomp after his termination of employment, Employee agrees not to compete in any manner, either directly or indirectly as an employee, consultant, investor or owner, whether for compensation or otherwise, with Anacomp, or to assist any other person or entity to compete with Anacomp. Further, while an employee of Anacomp, Employee agrees not to engage in any other employment without the prior written permission of Anacomp



3.       Non-Solicitation.



         3.1 Non-Solicitation of Employees. During the term of his/her employment at Anacomp and for two (2) years following the termination for any reason of such employment, Employee agrees, either on his/her own behalf or on behalf of any other person or entity, directly or indirectly, not to hire, solicit, or encourage to leave the employ of Anacomp any person who is then an employee of Anacomp. The foregoing restrictions shall apply to employees located in all geographical areas where Employee performed services for Anacomp during the two-year period prior to his/her termination, including areas for which Employee had supervisory authority.



         3.2 Non-Solicitation of Customers. Because of Employee's access to Protected Information of Anacomp, Employee agrees that, during the term of his/her employment at Anacomp and for two (2) years following the termination for any reason of such employment, he/she will not, directly or indirectly, in connection with the products and services offered by Anacomp and those products and services which are competitive with the products and services of Anacomp:
(a) solicit, attempt to obtain, or in any way transact business with any customers which were customers of Anacomp during his/her employment or at the time of his/her termination; (b) aid or assist any other party in the solicitation of any such customers; or (c) interfere with Anacomp's relationships with any of its customers by soliciting such customers or inducing them to discontinue their relationships with Anacomp. Products and services which are competitive with the products and services of Anacomp include but are not limited to: Micrographics Products (computer output to microfilm-COM-equipment and software, cameras and film, processors, duplicators, retrieval and display equipment and software, computer aided retrieval-CAR-systems, readers, reader printers, other micrographics equipment, micrographics equipment maintenance, micrographics consumable supplies and accessories, records management software); Output Services (computer output to microfilm-COM, source document microfilming, output of data to compact disk, laser printing, conversion of paper and film to electronic images, micrographic or electronic imaging system design, consulting and education, system implementation and integration); Electronic Image Management Products (hardware, software, magnetics products including tapes, tape drives and optical media supplies, maintenance of electronic imaging equipment); and Electronic Image Management Services (conversion of computer generated data to optical or laser disk, COLD, electronic document imaging and workflow, conversion of paper documents to electronic images, system design consulting and education, system implementation and integration, conversion of microfilm to electronic images); and Archival Services (storage, management and retrieval of all forms of customer information and business records, including but not limited to paper, microfiche, magnetic media and digital storage media). The foregoing restrictions shall apply to all geographical areas where Employee performed services for Anacomp during the two-year period prior to his/her termination, including areas for which Employee had supervisory authority.



4. Remedies. Employee acknowledges that compliance with Sections 1, 2 and 3 of this Agreement is necessary to protect the business and good will of Anacomp and that a breach of those sections will irreparably and continually damage Anacomp for which money damages may not be adequate. Therefore, Employee agrees that, in the event he/she breaches or threatens to breach any of these Sections, Anacomp shall be entitled to both a preliminary or permanent injunction in order to prevent the continuation of such harm and money damages insofar as they can be determined. Nothing in this Agreement, however, shall be construed to prohibit Anacomp from also pursuing any other remedy, the parties having agreed that all remedies shall be cumulative.



5. Inventions. Employee agrees that all inventions, improvements, discoveries, systems, techniques, ideas, processes, programs, and other things of value made or conceived in whole or in part by Employee while an employee of Anacomp shall be and remain the sole and exclusive property of Anacomp, and he/she will disclose all such things of value to Anacomp and will cooperate with Anacomp to insure that the ownership by Anacomp of such things of value is protected. Nothing in this Section is meant to apply to an invention for which no equipment, supplies, facility or trade secret information of Anacomp was used, which was developed entirely on Employee's own time, and which does not relate to Anacomp's business, research, development or from any work performed by Employee for Anacomp.



6. Employment. This Agreement does not confer upon Employee any rights to continue in the employ of Anacomp or affect in any way Anacomp's right to terminate his/her employment at any time.



7. Severability. If any provision or clause of this Agreement, or portion thereof, shall be held by any court or other tribunal of competent jurisdiction to be illegal, void or unenforceable in such jurisdiction, the remainder of such provisions shall not thereby be affected and shall be given full effect, without regard to the invalid portion. It is the intention of the parties that, if any court construes any provision or clause of this Agreement, or any portion thereof, to be illegal, void or unenforceable because of the duration of such provision or the area or matter covered thereby, such court shall reduce the duration, area or matter of such provision and, in its reduced form, such provision shall then be enforceable and shall be enforced.



8. Binding Effect. The rights and obligations of this Agreement shall inure to and be binding upon the parties and their respective heirs, successors and assigns.



9. Attorneys' Fees. In the event of any dispute, proceeding or litigation concerning any controversy, claim or dispute between the parties hereto, arising out of or relating to this Agreement or the interpretation or breach thereof, the prevailing party shall be entitled to recover from the losing party its reasonable expenses, attorneys' fees, expert fees, and costs incurred therein or in the enforcement or collection of any judgment or award rendered therein.



10. No Waiver. Anacomp's failure to enforce any provision of this Agreement shall not in any way be construed as a waiver of any such provision, or prevent Anacomp thereafter from enforcing each and every provision of this Agreement.



11. Entire Agreement. This Agreement represents the entire agreement between Employee and Anacomp, with respect to the subject matter hereof, superseding all previous oral and written communications, representations, understanding or agreements.



12. Employee's Understanding. Employee represents and warrants that he/she has read each and every term of this Agreement and understands the serious duties and obligations imposed upon Employee thereby. Employee further represents and warrants that he/she has had full and ample opportunity to question Anacomp about this Agreement and each of its terms and to consult an attorney regarding this Agreement and each of its terms. Employee represents that he/she is free to enter this Agreement and to perform each of its terms and covenants. Employee represents that he/she is not restricted or prohibited, contractually or otherwise, from entering into and performing this Agreement, and that his or her execution and performance of this Agreement is not a violation or breach of any other agreement between Employee and any other person or entity.



Dated:  October 14, 1996



ANACOMP, INC.



By: /Eric K. Whinston/.....                                 /Ray L. Dicasali/
                                                           -----------------

Its: Vice President........                               Employee (signature)


       ..................                                   Ray L. Dicasali
                                                            ---------------

         ..................                                 Employee (printed)



         ..................                             Chief Technology Officer
                                                       ------------------------

         ..................                                   Current position



         ..................                                   Poway, California
                                                              -----------------

         ..................                                   Current location



         ..................
                                                              -----------

         ..................                             Social Security Number







Form 21 (revised 9/96)

                              EMPLOYMENT AGREEMENT

                                     BETWEEN

                                  ANACOMP, INC.

                                   ("ANACOMP")

                             with offices located at

                           11550 North Meridian Street

                                    Suite 600

                              Carmel, Indiana 46032

                                       and

                                  Gary M. Roth

                                  ("EMPLOYEE")

                      Date of Agreement: December 16, 1992

                  Effective Date of Agreement: October 1, 1992

          Date of Expiration of First Initial Term: September 30, 1995

                              EMPLOYMENT AGREEMENT



         This Agreement is entered into between ANACOMP, INC. or any of its subsidiaries or affiliates (herein referred to as "ANACOMP") and EMPLOYEE. The full identification of each party, date of Agreement, and date of expiration of Agreement are all included on the cover sheet immediately preceding this page which is incorporated herein by this reference. The following conditions and terms shall apply:



                                    ARTICLE I



                         Merger of All Prior Agreements



         This Agreement shall supersede and terminate all prior employment contracts and agreements between EMPLOYEE and ANACOMP.



                                   ARTICLE II



                   Scope and Term of Employment, Compensation



         ANACOMP and EMPLOYEE mutually agree that Addendum I, attached hereto and incorporated herein by this reference, is intended to define the scope of employment, base salary, incentive compensation, and responsibility assignments.



         Subject always to termination provisions as provided elsewhere in this Agreement, the term of this Agreement shall begin on the Effective Date of Agreement and shall terminate on the Date of Expiration of Agreement, both as shown on the cover sheet. Unless otherwise terminated as provided elsewhere herein, this Agreement shall automatically renew after expiration date on an annual basis unless either party gives the other party thirty (30) days written notice requesting that said Agreement not be renewed. If this Agreement is not renewed and EMPLOYEE continues working beyond Termination Date, said employment shall be on a month-to-month basis. If, at the expiration of the original 3-year term or any renewal term, ANACOMP declines to renew this Agreement, EMPLOYEE shall be entitled to regular compensation and benefits up to the date of termination and, unless the parties agree on a different amount, to a severance allowance equal to EMPLOYEE'S previous twelve months' total cash compensation, including bonuses, payable in a lump sum or bi-weekly at EMPLOYEE'S option, and health benefits until other employment is secured or for twelve months, whichever is sooner, and all existing options to acquire ANACOMP Common Stock shall immediately vest.



         Compensation is confidential and is to be discussed only with the officers of ANACOMP, as required.



                                   ARTICLE III



                                 Fringe Benefits



         In addition to the regular compensation, EMPLOYEE shall be entitled to the normally available employee fringe benefits including regular holidays, vacations and health insurance. ANACOMP, however, reserves the right to change or alter these fringe benefits from time to time with the understanding that the EMPLOYEE will be treated on an equal basis with other employees of similar status.



                                   ARTICLE IV



                              Insurance on Employee



         EMPLOYEE agrees that ANACOMP may, at its option and expense, obtain life insurance on the life of the EMPLOYEE and the ownership of all such policies and the proceeds therefrom shall be the sole property of ANACOMP.



         EMPLOYEE agrees to undergo a routine physical examination for insurance purposes within fifteen (15) days upon the request and at the expense of ANACOMP.



                                    ARTICLE V



                             Termination and Damages



         The parties agree that the EMPLOYEE'S employment (the "Employment") may be terminated as follows:



1.       Without Cause

                  The Employment may be terminated by ANACOMP at any time without cause by giving EMPLOYEE written notice.



2.       With Cause

                  ANACOMP may immediately terminate this Agreement at any time for cause upon written notice to the EMPLOYEE specifying the cause and effective date of termination. As used in this section, "cause" shall mean:



                  (a)  Inability  of  EMPLOYEE,  as  determined  by the Board of
         Directors of ANACOMP, to perform EMPLOYEE'S assigned duties on a full-time basis for any continuous period of one hundred twenty (120) days or a total of one hundred eighty (180) days in any twelve (12) month period, which period shall commence on the initial date of this contract and every anniversary date thereof.



                  (b) The willful and continued failure by EMPLOYEE substantially to perform his duties and obligations or the willful engagement by EMPLOYEE in misconduct which is materially injurious to ANACOMP, monetarily or otherwise. For purposes of this subsection, no act or failure to act on EMPLOYEE'S part shall be considered "willful" unless done or omitted to be done by EMPLOYEE in bad faith and without reasonable belief that his action or omission was in the best interests of ANACOMP.



3.       Death

                  Death of an EMPLOYEE shall automatically terminate this Agreement but any remedies ANACOMP may have against the estate of this EMPLOYEE shall survive.



4.       Resignation

                  EMPLOYEE may terminate the Employment at any time by giving ANACOMP written notice of his intention to resign.



5.       Demotion, Transfer or Reduction in Compensation

                  A demotion, a transfer or a reduction in compensation may, in EMPLOYEE'S sole discretion, be deemed a termination of the Employment.



6.       Merger, Consolidation or Change in Control

                  If either of the following events occur:



                  (a) Substantially all of the assets of ANACOMP are sold or ANACOMP is consolidated or merged with another corporation wherein stock of ANACOMP is exchanged for stock and/or securities of another corporation; or

                  (b) There is a change of control of ANACOMP of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Securities Exchange Act of 1934 as in effect on the date thereof; provided that, without limitation, such a change in control shall be deemed to have occurred if (i) any person (as such term is used in Section 13(d) and 14(d)(z) of the Exchange Act) is or becomes the beneficial holder directly or indirectly, of securities of ANACOMP representing 25% or more of the combined voting power of ANACOMP'S then outstanding securities, or (ii) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board of Directors of ANACOMP cease for any reason to constitute a majority thereof, unless the election or nomination for election by ANACOMP'S shareholders of each new director was approved by a vote of at least 2/3 of the directors then still in office who were directors at the beginning of such period;



                  then in any such event, the EMPLOYEE shall continue to have the benefit of and be subject to Section 1-5 of this Article V and
         Article VI below.



                                   ARTICLE VI



                    Payment and Obligations After Termination



         If this Agreement is terminated by ANACOMP for cause or the Employment is terminated by EMPLOYEE'S resignation, EMPLOYEE shall be paid only that part of EMPLOYEE'S base salary accrued to the date of termination and EMPLOYEE shall not be entitled to any month-end or year-end bonus not already paid or fully earned except and to the extent required by law. If this Employment is terminated due to the death or total and permanent disability of EMPLOYEE, bonuses shall be paid on a pro rata basis computed through the date of termination. If the Employment is terminated without cause or as a result of a merger, consolidation or change in control, or the EMPLOYEE deems a termination to have occurred due to a demotion, transfer or reduction in compensation, EMPLOYEE shall be entitled to termination pay equal to EMPLOYEE'S previous twelve months' total cash compensation, including bonuses, payable in a lump sum or bi-weekly at EMPLOYEE'S option, and health benefits until other employment is secured or for twelve months, whichever is sooner, and all his existing options to acquire ANACOMP Common Stock shall immediately vest. All termination payments shall be made within forty-five (45) days after termination. All termination payments made pursuant to this Article VI or Article V shall be in full and complete payment of any and all claims EMPLOYEE may have regarding his employment or termination and EMPLOYEE hereby expressly waives all rights he may have to any other payments.



         EMPLOYEE agrees to return all property of ANACOMP, including, but not limited to details of equipment, prices, specifications, programs, customer and prospective customer lists, and any other proprietary data or objects acquired through the EMPLOYEE'S employment with ANACOMP, within seven (7) days upon the termination of employment, whether said termination be with or without cause.



                                   ARTICLE VII



                    Restrictive Covenant and Non-Competition

                           Inventions and Improvements

                            Confidential Information



EMPLOYEE and ANACOMP shall enter into "EMPLOYEE'S COVENANT NOT TO COMPETE OR DISCLOSE TRADE SECRETS" in the form attached hereto as Addendum II. In the event of any conflict between the terms of this Agreement and such Covenants, this Agreement shall govern.


                                  ARTICLE VIII



                         Warranties and Representations



         EMPLOYEE hereby warrants and represents as follows:



         (1) That the execution of this Agreement and the discharge of EMPLOYEE'S obligations hereunder will not breach or conflict with any other contract, agreement or understanding between EMPLOYEE and any other party or parties.



         (2) That EMPLOYEE has ideas, information and know-how relating to the type of business conducted by ANACOMP and EMPLOYEE'S disclosure of such ideas, information and know-how to ANACOMP will not conflict with or violate the rights of any third party or parties with respect thereto.



                                   ARTICLE IX



                                    Remedies



         The parties agree that the remedy for breach of this Agreement shall include actions in equity for injunctive relief as well as money damages. The remedies given to or reserved by ANACOMP hereunder shall be cumulative and not exclusive of any other remedy available under law.



                                    ARTICLE X



                                    No Waiver



         The failure of EMPLOYEE to terminate this Agreement for the breach of any condition or covenant herein by the EMPLOYEE shall not affect EMPLOYEE'S right to terminate for subsequent breaches of the same or other conditions or covenants. The failure or either party to enforce at any time or for any period of time any of the provisions of this Agreement shall not be construed as a waiver of such provisions or of the right of the party thereafter to enforce each and every such provision.





                                   ARTICLE XI



                                     Benefit



         This Agreement shall bind, benefit,  and be enforceable by ANACOMP, its
successors  and  assigns,   and  by  EMPLOYEE,   EMPLOYEE'S  heirs,   executors,
administrators, and legal representatives.



                                   ARTICLE XII



                                  Severability



         Should any provision of the Agreement not be enforceable in any jurisdiction, the remainder of the Agreement shall not be affected thereby.



                                  ARTICLE XIII



                                    Survival



         The obligations contained in Articles VI and VII shall survive the termination of this Agreement.





         IN WITNESS WHEREOF, the parties hereto have executed or caused this Agreement to be executed as of the day, month and year stated on the cover page of this Agreement, which Agreement shall be effective only upon approval by ANACOMP, INC., as evidenced by the authorized signature of an officer of ANACOMP below.



APPROVED BY:

ANACOMP, INC...............                 EMPLOYEE:



By: /J. Mark Woods/........                          /Gary M. Roth/

                                   ADDENDUM I



                                       TO



                   EMPLOYMENT AGREEMENT DATED OCTOBER 1, 1992



                                     BETWEEN



                            ANACOMP, INC. ("ANACOMP")



                          AND GARY M. ROTH ("EMPLOYEE")





Scope of Employment



         ANACOMP employs the EMPLOYEE in the capacity of Vice President, LAAP and Canada Operations, and Senior Division Vice President.



Assigned Responsibilities



         EMPLOYEE is responsible for managing the LAAP and Canadian operations and for performing such other duties as may be assigned by the Chief Operating Officer.



Base Salary



         For all services rendered by EMPLOYEE under this Agreement, EMPLOYEE shall receive a minimum Base Salary of $80,000 per year for fiscal year 1993, beginning October 1, 1992. Base Salary will be reviewed at the beginning of each fiscal year.



Incentive Compensation



Bonus



         In addition to Base Salary, EMPLOYEE shall receive a minimum annual bonus of $80,000 in fiscal year 1993, beginning October 1, 1992, based upon meeting 100% of assigned objectives. The annual bonus and objectives shall be established at the beginning of each fiscal year, but in no case shall the bonus be less than $80,000 for meeting 100% of assigned objectives.



ANACOMP, INC...............                 EMPLOYEE



By: /J. Mark Woods/........                          /Gary M. Roth/

                                                                   ADDENDUM II



          CONFIDENTIALITY, NON-COMPETITION AND NON-DISCLOSURE AGREEMENT





In consideration of the employment or continued employment of Employee by Anacomp, Inc. and its successors, assigns, subsidiaries, or duly authorized representatives (hereinafter collectively referred to as "Anacomp") and of the award of an option for the purchase of 25,000 shares of Anacomp, Inc. Common Stock, par value $.01 per share, at a price of $4.63 per share (price to be set on the date of award by Anacomp's Board of Directors), Employee hereby agrees as follows:



1. Confidentiality and Trade Secrets. The Employee recognizes and acknowledges that during the course of his/her employment, he/she will have access to and become acquainted with confidential, trade secret and proprietary information about Anacomp's businesses and customers (hereinafter collectively referred to as the "Protected Information"). The parties hereto recognize that the Protected Information available to Employee may pertain both to customers and accounts handled by Employee personally as well as accounts with which Employee is not personally involved. The parties agree that all Protected Information constitutes a trade secret of Anacomp. Protected Information may include, but is not limited to, the names, addresses, and requirements of any customer or prospective customer of Anacomp; the terms (including price terms) of contractual relations with such customers; special requirements of such customers; the identities of individual contacts at such customers; and any other information relating to Anacomp's research, operations, business relationships, engineering data or results, specifications, concepts, methods, processes, rates or schedules, vendor information, products or services (including prices, costs, sales or content), financial information or measures, business methods, future business plans, data bases, computer programs, designs, models, operating procedures, and knowledge of the organization. The Employee recognizes and acknowledges that all of the Protected Information is valuable, special and essential to the successful and effective conduct of Anacomp's business. Therefore, the Employee shall not, during his/her employment with Anacomp or at any time thereafter, regardless of the reasons for leaving that employment, use, disclose or communicate, directly or indirectly, any Protected Information to any third party for any reason or purpose whatsoever, except as required in the course of his/her employment with Anacomp. Further, upon the termination of his/her employment with Anacomp, for any reason whatsoever, Employee shall promptly return any and all copies of any written material, documents, computer hardware and software, tools and equipment belonging to Anacomp or relating to the business of Anacomp in his/her possession.



2.       Non-Competition.



         2.1 Non-Competition While an Employee or Consultant. While an employee of Anacomp, or as a consultant to Anacomp after his termination of employment, Employee agrees not to compete in any manner, either directly or indirectly as an employee, consultant, investor or owner, whether for compensation or otherwise, with Anacomp, or to assist any other person or entity to compete with Anacomp. Further, while an employee of Anacomp, Employee agrees not to engage in any other employment without the prior written permission of Anacomp



3.       Non-Solicitation.



         3.1 Non-Solicitation of Employees. During the term of his/her employment at Anacomp and for two (2) years following the termination for any reason of such employment, Employee agrees, either on his/her own behalf or on behalf of any other person or entity, directly or indirectly, not to hire, solicit, or encourage to leave the employ of Anacomp any person who is then an employee of Anacomp. The foregoing restrictions shall apply to employees located in all geographical areas where Employee performed services for Anacomp during the two-year period prior to his/her termination, including areas for which Employee had supervisory authority.



         3.2 Non-Solicitation of Customers. Because of Employee's access to Protected Information of Anacomp, Employee agrees that, during the term of his/her employment at Anacomp and for two (2) years following the termination for any reason of such employment, he/she will not, directly or indirectly, in connection with the products and services offered by Anacomp and those products and services which are competitive with the products and services of Anacomp:
(a) solicit, attempt to obtain, or in any way transact business with any customers which were customers of Anacomp during his/her employment or at the time of his/her termination; (b) aid or assist any other party in the solicitation of any such customers; or (c) interfere with Anacomp's relationships with any of its customers by soliciting such customers or inducing them to discontinue their relationships with Anacomp. Products and services which are competitive with the products and services of Anacomp include but are not limited to: Micrographics Products (computer output to microfilm-COM-equipment and software, cameras and film, processors, duplicators, retrieval and display equipment and software, computer aided retrieval-CAR-systems, readers, reader printers, other micrographics equipment, micrographics equipment maintenance, micrographics consumable supplies and accessories, records management software); Output Services (computer output to microfilm-COM, source document microfilming, output of data to compact disk, laser printing, conversion of paper and film to electronic images, micrographic or electronic imaging system design, consulting and education, system implementation and integration); Electronic Image Management Products (hardware, software, magnetics products including tapes, tape drives and optical media supplies, maintenance of electronic imaging equipment); and Electronic Image Management Services (conversion of computer generated data to optical or laser disk, COLD, electronic document imaging and workflow, conversion of paper documents to electronic images, system design consulting and education, system implementation and integration, conversion of microfilm to electronic images); and Archival Services (storage, management and retrieval of all forms of customer information and business records, including but not limited to paper, microfiche, magnetic media and digital storage media). The foregoing restrictions shall apply to all geographical areas where Employee performed services for Anacomp during the two-year period prior to his/her termination, including areas for which Employee had supervisory authority.



4. Remedies. Employee acknowledges that compliance with Sections 1, 2 and 3 of this Agreement is necessary to protect the business and good will of Anacomp and that a breach of those sections will irreparably and continually damage Anacomp for which money damages may not be adequate. Therefore, Employee agrees that, in the event he/she breaches or threatens to breach any of these Sections, Anacomp shall be entitled to both a preliminary or permanent injunction in order to prevent the continuation of such harm and money damages insofar as they can be determined. Nothing in this Agreement, however, shall be construed to prohibit Anacomp from also pursuing any other remedy, the parties having agreed that all remedies shall be cumulative.



5. Inventions. Employee agrees that all inventions, improvements, discoveries, systems, techniques, ideas, processes, programs, and other things of value made or conceived in whole or in part by Employee while an employee of Anacomp shall be and remain the sole and exclusive property of Anacomp, and he/she will disclose all such things of value to Anacomp and will cooperate with Anacomp to insure that the ownership by Anacomp of such things of value is protected. Nothing in this Section is meant to apply to an invention for which no equipment, supplies, facility or trade secret information of Anacomp was used, which was developed entirely on Employee's own time, and which does not relate to Anacomp's business, research, development or from any work performed by Employee for Anacomp.



6. Employment. This Agreement does not confer upon Employee any rights to continue in the employ of Anacomp or affect in any way Anacomp's right to terminate his/her employment at any time.



7. Severability. If any provision or clause of this Agreement, or portion thereof, shall be held by any court or other tribunal of competent jurisdiction to be illegal, void or unenforceable in such jurisdiction, the remainder of such provisions shall not thereby be affected and shall be given full effect, without regard to the invalid portion. It is the intention of the parties that, if any court construes any provision or clause of this Agreement, or any portion thereof, to be illegal, void or unenforceable because of the duration of such provision or the area or matter covered thereby, such court shall reduce the duration, area or matter of such provision and, in its reduced form, such provision shall then be enforceable and shall be enforced.



8. Binding Effect. The rights and obligations of this Agreement shall inure to and be binding upon the parties and their respective heirs, successors and assigns.



9. Attorneys' Fees. In the event of any dispute, proceeding or litigation concerning any controversy, claim or dispute between the parties hereto, arising out of or relating to this Agreement or the interpretation or breach thereof, the prevailing party shall be entitled to recover from the losing party its reasonable expenses, attorneys' fees, expert fees, and costs incurred therein or in the enforcement or collection of any judgment or award rendered therein.



10. No Waiver. Anacomp's failure to enforce any provision of this Agreement shall not in any way be construed as a waiver of any such provision, or prevent Anacomp thereafter from enforcing each and every provision of this Agreement.



11. Entire Agreement. This Agreement represents the entire agreement between Employee and Anacomp, with respect to the subject matter hereof, superseding all previous oral and written communications, representations, understanding or agreements.



12. Employee's Understanding. Employee represents and warrants that he/she has read each and every term of this Agreement and understands the serious duties and obligations imposed upon Employee thereby. Employee further represents and warrants that he/she has had full and ample opportunity to question Anacomp about this Agreement and each of its terms and to consult an attorney regarding this Agreement and each of its terms. Employee represents that he/she is free to enter this Agreement and to perform each of its terms and covenants. Employee represents that he/she is not restricted or prohibited, contractually or otherwise, from entering into and performing this Agreement, and that his or her execution and performance of this Agreement is not a violation or breach of any other agreement between Employee and any other person or entity.



Dated:  October 11, 1996



ANACOMP, INC.



By: /Eric K. Whinston/.....                                   /Gary M. Roth/
                                                              --------------

Its: Vice President........                                Employee (signature)

         ..................                                   Gary M. Roth
                                                              ------------

         ..................                          Employee (printed)
         ..................                      President-International Group
                                                -----------------------------

         ..................                           Current position



         ..................                                   Poway, California
                                                              -----------------

         ..................                                   Current location



         ..................
                                                              -----------
         ................                            Social Security Number







Form 21 (revised 9/96)